Roth China Tour- Sanya

Investor Presentation

May 23, 2008

永业集团
YONGYEGROUP

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Health unlimited unlimited wealth

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth.  In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,”
“intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,”
“continue,” or the negative of these terms or other comparable terminology.  You should not place undue reliance on forward-looking statements since they involve known and
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Disclosure Statement

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Symbol:                                                                                                                         OTCBB: YGYB

Price (5/10/08):    $3.25

Basic Shares Outstanding:        20MM

Fully Diluted Shares Outstanding:                    22.2MM

Market Cap:                                                                                                               $65MM

Enterprise Value:                                                                                                 $-

TTM Revenues:     $-

TTM EBITDA:                                                                                                           $-

TTM Net Income:                                                                                                $-

EPS                                                                                                                                      $-

P/E                                                                                                                                       $-

Notes:

1.

Outstanding Warrants- 2,273,467 at $1.848 each.

2.

Make Good Shares- 2,000,000 shares held in Escrow for 2008 ATNI Guarantee

3.

First 10Q will cover Q2 – Filing Deadline August 14, 2008

Equity Snapshot

永业集团
YONGYEGROUP
健康无限 财富无限
Health unlimited unlimited wealth

Yongye Biotechnology
Company Overview

The predecessor company, Inner Mongolia Yongye Biotechnology Company, Ltd. was
founded in 2003 by Mr. Wu with the vision to commercialize 40 years of independent laboratory research on the application of fulvic acid in agriculture

Inner Mongolia Yongye has invested heavily in developing the current processing technology which allows the production of a cost effective commercial product

This company has become an innovative, well recognized leader in plant nutrition and is under contract to transfer all business to Yongye Biotechnology International, Inc. via the
CJV set up in China

Innovative sales and marketing program to target direct buyers

Yongye Biotechnology’s Headquarters is in Beijing with contracted manufacturing site in inner Mongolia

Key facts for Inner Mongolia Yongye:

2007A Revenue: $13.1 million

2007A Comprehensive Income: $5 million

Total Employees: Approximately 200

永业集团
YONGYEGROUP

100%
100%
90%
registered Capital of $1million
Off-shore
China

健康无限 财富无限
Health unlimited unlimited wealth

Structure

CJV controls Yongye operations, IP,
sales income and future business

Contract
manufacturer for
CJV with option to
buy at minimum
PRC valued

purchase price

Inner Mongolia
Yongye
Biotechnology  Co.

10%

Full Alliance (BVI)

Yongye
Management

Fullmax Pacific Ltd (BVI)

Asia Standard Oil (HK)

Yongye Nongfeng CJV

30.3%

Yongye Biotechnology Intl.

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

2007

2004

2003

Yong Ye Group
founded by Mr. Wu

1994

Key Events Timeline

2003

2 patents

pending

$13.1M
revenue

2001

2005

2006

$3 million

revenue

First
product

sale

Inner

Mongolia

Yongye

Factory

opened

Established

Inner

Mongolia

Yongye

company

Founders

Conceptualize
nutritional

product lines

2005

2008

April 17th

$10M

PIPE/

RTO

Transaction

永业集团
YONGYEGROUP

生命素

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Health unlimited unlimited wealth

Plant Products

Plant nutrient which contains its own nutrients and
supplements the absorption of fertilizer and soil minerals

Produces reliable, predictable results both in quality and
quantity

Enhances plant’s natural resistance against disease and pests

Increases the quantity of yields 10 to 50% and the quality of yields in appearance and nutritional value

Increased water and nutrient holding capacity – especially in adverse soil and weather conditions

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Product Differentiation

Plant Nutrient

Targets the seed

Crossbreeding, hybridization and genetic
modification techniques

Limited by soil condition

Limited by farming practices

Targets the plant - best via Foliar (direct) application
& known to correct micronutrient deficiencies

Immediate effect on plant- within 8 hrs

Increases Uptake of Soil Nutrients

Adds own Macro & Micro Nutrients

Very effective in China’s harsh soil conditions

Targets the soil

Slow uptake of nutrients – over days

Poor use damages the soil

Poor soil condition limits plants ability to uptake
nutrients 20-30%

Organic fertilizer has slow uptake (time released)

Biotechnology

Yongye Products

Fertilizer

永业集团
YONGYEGROUP

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Health unlimited unlimited wealth

Product Differentiation

Yongye does not directly compete with fertilizer companies as it actually compliments them

Farmers use our product along with traditional fertilizer products

Returns 10 RMB for every 1 RMB spent based on internal studies

Fertilizers alone lose 30 to 70% effectiveness due to poor soil conditions

Using our product:

Increases the fertilizer’s effectiveness 10 to 50%

Shortens harvest time 15 to 20 days

Enhances crop’s taste

Extends the life cycle from 20 to 30 days

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Competitive Advantages

Unique formula for both plants and animals

Strong endorsement from local governments where we sell product

Recognized and certified product offerings

Provide direct technical and support services to farmers who purchase products

Cost effective extraction of fulvic acid

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

The Results for Plants

Stronger and larger roots in all plants

Shorter maturity time and higher yield

Fresher and healthier for consumers

Helps farmers increase their incomes

Grapes - increases weight of individual
grape 0.4g, 18.2%, increases sugar
content 37.5%

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Fulvic Acid

Humic acid is a natural compound consisting of black, brown and yellow components

Humic acid comes from Leonardite coal and China has 12% of the world’s reserves

Fulvic acid is extracted from Humic acid. Fulvic acid is a light weight molecule which provides effective chelation of metal ions for uptake into cells

Fulvic acid is used in many high-end pharmaceutical, cosmetic, agricultural and food products

The technology required for fulvic acid extraction is expensive and creates a high barrier of entry for competitors in our industry

永业集团 YONGYEGROUP

PLANT RESIDUES
ANIMAL RESIDUES
ORGANIC MATTER
HUMUS
completely decomposed organic matter
NONHUMIC MATTER
HUMIC ACIDS
soluble
HUMIN
insoluble
FULVIC ACID
HUMIC ACID

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Our Technology

2 pending invention patents covering 2
proprietary technologies

Our technology gives us an efficient way to
extract fulvic acid from humic acid on an
industrial scale

Our extraction process creates fulvic acid with
the smallest average molecular weight and
the highest bio-activity coefficient

We developed a proprietary method of mixing
micro-nutrient and stabilizing formula

Approved and certified by PRC Agricultural
Authority and National Scientific Institute

Yong Ye Products

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Fulvic acid for animals

Maximizes digestion for better health

Provides natural antibiotic

Product

Nutrients to mix with animal feed

Tested and approved for rollout

Cows

Increased milk production

Reduces mastitis in dairy cows

Hogs

Animals on the supplement experienced
better digestion

Increases weight for market sale

Poultry

Pullets on supplement experienced more
complete digestion

Pullets on supplement produced
superior eggs

New Animal Products

Future Products

永业集团
YONGYEGROUP

2007/08/17 11:10:17

2007/08/17 11:47:04

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Contracted Facilities

Inner Mongolia Yongye Plant opened in 2004

Cost efficient production and assembly
process

Increasing from 2,000 TPA to 10,000 TPA

RMB 350 per unit flat fee cost for production

永业集团
YONGYEGROUP

永业科技服务站
Harbin
Changchun
Shenyang
North Korea
Tianjin
South Korea
Taiyuan
Jinan
Yellow Sea
Zhengzhou
Xi'an
Nanjing
Hefei
Shanghai
Hangzhou
Kirghizistan
Pakistan
Chengdu
Wuhan
Lhassa
Nepal
Bhoutan
Changsha
Nanchang
East China Sea
Fuzhou
India
Guiyang
Bangladesh
Kunming
Guangzhou
Taiwan
Nanning
Hong Kong
Macau
Myanmar
Vietnam
Laos
Hainan
South China Sea
Gulf of Bengale
Thailand
Gulf of Tonkin

健康无限 财富无限
Health unlimited unlimited wealth

Distribution Network

Using a community-direct sales model
with service and support

Separation of logistics and financing
from technical support and marketing

Independent, branded distributors
responsible for inventory, collection and
sales

Company centralized technical support,
marketing and service

Closely work with government agencies
to promote product and provide
financial guarantee for sales

Anticipated expansion from 200 branded
stores in 2007 to 650 in 2008

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Sales and Support Network

All of our distributors, branded stores and banner stores make use of our sales and support network

In each province, we build up our sales and support functions which complement our corporate marketing services

2007 sales staff of 80 and support staff of 11

2008 projections of 100 sales and 20 support staff

永业集团
YONGYEGROUP

永业科技服务站
永业科技服务站
Harbin
Changchun
Shenyang
North Korea
BEIJING
Hohhot
Tianjin
Yinchuan
South Korea
Pakistan
Kirghizistan
Xining
Taiyuan
Jinan
Yellow Sea
Lanzhou
Zhengzhou
Xi'an
Nanjing
Shanghai
Hangzhou
Wuhan
Lhassa
Nepal
Nanchang
East China Sea
Bhoutan
Fuzhou
India
Guiyang
Kunming
Bangladesh
Guangzhou
Taiwan
Nanning
Hong Kong
Macau
Myanmar
Vietnam
Laos
Hainan
South China Sea
Gulf of Bengale
Thailand
Gulf of Tonkin

健康无限 财富无限
Health unlimited unlimited wealth

Growth Campaign ‘08

Expansion of branded stores

Targeting 10 provinces which meet our criteria for
arable land for cash crops

Staged sales development process

Demonstration process creates awareness and
sales generation follows

Concentrating on 4 existing provinces with
projected expansion to 650 branded stores

Demonstration process starting in 6 new provinces
which includes small amount of sales

Production facility

Anticipated expansion of capacity at main contract
manufacturer

Sales and marketing

Infomercial campaign on local channels to educate
farmers and to help them alter usage patterns

Adding industry recognized staff to increase sales
capacity

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Land

Production

Capacity

Farmer

Welfare

Market Opportunity

Only 10% of China’s land is suitable for cultivation

Each hectare of land must feed 10 people vs. 4.4 world average

China is among the world's leading agricultural producers already

Further growth in production capacity is based on new technologies

USDA studies show farmers spend 20% of annual income on fertilizer

Fertilizers applied at 200% levels in an attempt to “double” overall yield

Consumer

Demand

Fast growing economy and food expenditures rising rapidly

China’s increase in calorie intake has closely followed US trends

Human

Health

Food security is an issue in China

Nutrient deficiencies lead to diminished physical development

永业集团 YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Competition

fulvic acid fertilizers

164 Products

Combination of
nitrogen,
phosphorus
and potassium

16 Products

Combination of
mineral ions

1 Product

5

Products

We believe Yongye has developed the highest quality of fulvic acid and most complete combination of nutritional elements

We believe Yongye has developed the most cost effective method of fulvic acid extraction and purification

Innovative community-direct sales model

Tremendous market potential for agricultural nutritional supplement products

Source: Ministry of Agriculture

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Market Entry Case Study

Gansu province in 2007 and 2008

Wu Wei County

Media event held at the Great Hall of the People

Secured government endorsement

Initial injection of $140,000 in 2007 to change government stores to Yongye branded stations

Set up distribution agreements with initial orders totaling approximately 70,000 units – we are well under way in meeting these orders

Additional capital injection of $560,000 in 2008 to expand additional sales in county

Effective strategy for entry into new provinces

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Income Statement

2006A*

2007A*

2008E

2009E

Revenue

$3,722,640

$13,137,406

$44,018,532

$66,185,540

% increase

253%

235%

54%

Gross profit / (loss)

1,011,800

5,862,696

Gross margin

27%

45%

Operating expenses

484,796

925,996

% of revenue

13%

7%

Operating profit / (loss)

527,004

4,936,700

% of revenue

14%

38%

Net income / (loss)

447,739

5,081,852

10,263,919

15,811,560

% of revenue

12%

39%

23%

22%

YoY growth

NM

102%

53%

Derived from predecessor financial statements prior to set up of CJV and contract manufacturing arrangements. See 8-K pro forma for more detail

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Management Team

Wu Zishen: Chairman and CEO

GM and Chair of large SOE conglomerates and started 13 companies

Managed approximately $1.4 billion of investments in state planed economy

Vini Dharmawan: CFO

Former CFO of Meng Niu Austasia Joint Venture Company (Mengniu Dairy (Group) was Morgan Stanley
invested company)

Gao Jing: Chief Scientist

Renowned professor with 40 years of research, development and industry experience

Sun Tao Ran: Co-Founder & Director

Built approximately $27.8 million media business and guru of PDA marketing in China

Zhao Qiang: VP Sales & Marketing

Led marketing for several large companies and awarded Top Ten in Marketing in China and written up in
Harvard Business Case

Larry Gilmore: VP Corporate Strategy

Consulted, managed and led strategic corporate initiatives for Fortune 500 companies in USA such as
Deloitte & Touche, Alcatel, Nokia and HP. Last 3 years, raised foreign PE for small companies in China.

Independent directors

Dr. Guo Xiao Chuan: Advisor for Provincial Government; Dean & professor of School of Economics and
Management at Inner Mongolia University

Dr. Zhang Hai Ming: Professor at Beijing University of Agriculture; Renowned expert on plant nutrition in
China

永业集团
YONGYEGROUP

健康无限 财富无限
Health unlimited unlimited wealth

Investment Summary

Patented and proven processing technology built on over 40 years of independant industrial research

Market recognition based on over 5 years of field testing, certification, demonstration, promotion and sales success

Innovative sales and distribution model capable of supporting explosive growth

Pipeline of new products ready to launch

Strong management team with proven ability to manage large scale business

Large number of sales agreements in the pipeline over the next two years

永业集团
YONGYEGROUP

谢谢！

健康无限 财富无限
Health unlimited unlimited wealth

Thank You!

Yong Ye Biotechnology Co.

Suite 608, Xueyuan International Tower

No. 1 Zhichun Road

Haidian District, Beijing, China

Phone: 86.10.8231.8626

Fax: 86.10.8231.1797

Loeb & Loeb LLP

Company Counsel

345 Park Avenue

New York, NY 10154

Phone: 212.407.4000

Fax: 212.407.4990

Patrizio & Zhao, LLC

Company Auditor

332 Route 46 West, Suite L100

Parsippany, NJ 07054

Phone: 973.882.8810

Fax: 973.882.0788